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                                                          SEC File No. 33-08865
                                                                      811-04847


                                 MAINSTAY FUNDS

                       MainStay Small Cap Opportunity Fund

                      Supplement Dated April 3, 2006 to the
                         Prospectus Dated March 1, 2006

The following disclosure supplements the references to the MainStay Small Cap Opportunity Fund in the table of contents of the prospectus and on page 24.

Effective June 1, 2006, the MainStay Small Cap Opportunity Fund will be closed to new investors. See page 82 for details.

The following supplements the section entitled "General Policies - Buying Shares" of the "Shareholder Guide" on p. 82 of the prospectus.

As a result of a significant increase in net assets into the MainStay Small Cap Opportunity Fund (the "Fund") and to moderate cash flows, the Fund will be closed to new investors, effective June 1, 2006. The closure will not affect the rights of existing shareholders. After June 1, 2006, the Fund will continue to permit the following purchases and/or exchanges:

     o Purchases by existing Fund shareholders and reinvestments of dividends and capital gain distributions;

     o Exchanges of assets by existing Fund shareholders from other eligible MainStay mutual funds;

     o Purchases by certain employee benefit and retirement plans (including 401(k) and other types of defined contribution plans) with existing accounts, even for new plan participants;

     o Purchases by certain 529 college savings plans or wrap fee programs with existing accounts, even for new plan or program participants;

     o Fund shareholders who sell all of their shares prior to June 1, 2006 may for 90 days reinvest any or all of the money in the same account and class of shares pursuant to the "Reinvestment Privilege" as described on page 84.

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Also, an investor may open a new account in the Fund subsequent to its closure if the account meets the Fund's other criteria (for example, minimum initial investment) and the following eligibility guidelines:

     o Certain employee benefit and retirement plans that are currently considering the Fund as a potential investment option as of March 31, 2006, but have not yet purchased Fund shares. Such plans must adopt the Fund as an investment option by December 31, 2006 in order to be eligible to open a new account;

     o The investor is transferring or "rolling over" into a Fund IRA account from an employee benefit or retirement plan through which the investor held shares of the Fund (if the investor's plan doesn't qualify for rollovers, the investor may still open a new Fund IRA account with all or part of the proceeds of a distribution from the plan); or

     o The investor is an employee benefit or retirement plan sponsored by an institution that also sponsors (or is an affiliate of an institution that sponsors) another employee benefit or retirement plan account that is a shareholder of the Fund as of the date the Fund closed.

The Fund may ask an investor to verify that the investor meets one of the eligibility guidelines described above prior to permitting the investor to open a new account subsequent to the Fund's closure. The Fund may permit an investor to open a new account if the Fund reasonably believes that the investor is eligible. The Fund may also decline to permit an investor to open a new account if the Fund believes that doing so would be in the best interest of the Fund and its shareholders, even if the investor would be eligible to open a new account under these guidelines.

As set forth in this prospectus, the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order. The Fund will monitor trading activity during the period leading up to the Fund closure on June 1, 2006. The Fund may reject a purchase order (including any exchange order) if the Fund deems the purchase order to be too large or otherwise not in the best interest of the Fund and its shareholders. The Fund also may close to new investors prior to June 1, 2006, if the Fund determines it is in the best interest of the Fund and its shareholders to do so.



            Please Retain This Supplement For Your Future Reference.


                                                                    MS16ga-04/06